UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 30, 2012

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 30, 2012, Consumers Energy Company (“Consumers Energy”), a principal subsidiary of CMS Energy Corporation (“CMS Energy”), amended its Amended and Restated Receivables Purchase Agreement dated as of November 23, 2010 (the “Purchase Agreement”). The parties to the Purchase Agreement are listed in the Purchase Agreement, which was previously filed as Exhibit 10.34 to the Form 10-K filed February 24, 2011 and is incorporated herein by reference. On November 30, 2012, Consumers Energy also amended its Receivables Sale Agreement dated as of May 22, 2003 (the “Sale Agreement”). The parties to the Sale Agreement are listed in the Sale Agreement, which was previously filed as Exhibit 10(v) to the Form 10-Q filed October 30, 2009 and is incorporated herein by reference. The effects of these amendments, among other things, are 1) to change the administrative agent to The Bank of Nova Scotia and the conduit to Liberty Street Funding, LLC and 2) to extend the term until December 1, 2014.

The Bank of Nova Scotia has provided banking and underwriting services to Consumers Energy in the ordinary course of business.

The foregoing descriptions of the amendments do not purport to be complete and are qualified in their entirety by the provisions of the amendments, which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment No. 4 to Amended and Restated Receivables Purchase Agreement dated as of November 30, 2012

10.2	Amendment No. 8 to Receivables Sale Agreement dated as of November 30, 2012

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy Corporation’s (“CMS Energy”) Form 10-K and Consumers Energy Company’s (“Consumers Energy”) Form 10-K each for the Year Ended December 31, 2011 and as updated in CMS Energy’s and Consumers Energy’s Forms 10-Q for the Quarters Ended March 31, 2012, June 30, 2012 and September 30, 2012. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: December 6, 2012	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and Chief Financial Officer

CONSUMERS ENERGY COMPANY

Dated: December 6, 2012	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and Chief Financial Officer

Exhibit Index

10.1	Amendment No. 4 to Amended and Restated Receivables Purchase Agreement dated as of November 30, 2012

10.2	Amendment No. 8 to Receivables Sale Agreement dated as of November 30, 2012